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                                                                   Exhibit 10.12

[Translation of Chinese original]


                                 Loan Agreement

This Agreement is entered into by and among the following parties and is effective as of 25 July 2002.

(1) Devine Gem Management Limited (hereinafter referred to as "Party A"), a limited liability company incorporated in the British Virgin Islands, whose registered office is located at Offshore Incorporations Limited, P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands.

(2)  Wang Leilei (hereinafter referred to as "Party B")
     Sex: Male
     Date of Birth: 2 April 1973
     PRC Identification Card Number: 110102197304020437
     Address: No. 1001, Block 1, Xiao Yang Yi Bin Lane,
     Dong Cheng District, Beijing

(3)  Wang Xiuling (hereinafter referred to as "Party C")
     Sex: Female
     Date of Birth: 22 July 1963
     PRC Identification Card Number: 110105630722252
     Address: No. 101, Unit 3, 7/th/ Floor,
     Wu Sheng East Lane, Chao Yang District, Beijing

WHEREAS, on 25 July 2002, Party B and Party C borrowed loans from Party A and Party A made a loan in the aggregated amount of RMB 500,000, among which RMB 400,000 is to Party B and RMB 100,000 is to Party C (the "Loan");

WHEREAS, Party A intends to enter into this Agreement with Party B and Party C in order to reconfirm and record the Loan;

NOW THEREFORE, after negotiations and agreed among all parties, this Agreement is hereby entered into for the observance by the parties:

Clause 1  The Loan
          --------

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The parties hereby confirm that the Loan is extended by Party A to Party B and
Party C on an interest-free basis for Party B and Party C contributing to Beijing Lei Ting Wu Ji Network Technology Company Limited as its entire registered capital.

Clause 2  Repayment
          ---------

The parties agree that Party A may require Party B and Party C to repay parts of the outstanding Loan at any time after the date upon which this Agreement is entered into. Both Party B and Party C agree that they will not refuse any repayment call from Party A until the full settlement of the Loan.

Clause 3  Interest
          --------

3.1 The parties agree that, subject to Clause 3.2 herein, the Loan provided by Party A to Party B and Party C shall be interest-free.

3.2 If Party B and Party C fail to perform their repayment obligation under this Agreement, an overdue interest of 0.01% upon the payable and outstanding balance shall incur daily until the full settlement of the Loan by Party B and Party C.

Clause 4  Service Fees
          ------------

Party B and Party C shall be responsible to pay all the service fees and other relevant expenses incurred by the obligations of Party B and Party C under this Agreement.

Clause 5  Governing Laws and the Settlement of Disputes
          ---------------------------------------------

5.1 This Agreement shall be governed by the laws of the Hong Kong Special Administrative Region of the PRC ("Hong Kong").

5.2 Any dispute arisen from this Agreement shall be resolved by negotiations among all parties. Should negotiations fail, the dispute shall be settled in the court of Hong Kong by way of legal actions.

Clause 6  Miscellaneous
          -------------

6.1 This Agreement shall become effective from the date of execution by the parties, and shall expire upon the completion of obligations by the parties pursuant to this

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Agreement.

6.2 Three copies of this Agreement has been executed, each with equal legal force and shall be held by each party.

Party A: Devine Gem Management Limited   Party B: Wang Leilei
(Signature): [chop affixed & signed]     (Signature): [signed]
Witness:                                 Witness: [signed]
                                                  by Du Yingshuang

Party C: Wang Xiuling
(Signature): [signed]
Witness: [signed]
         by Jiang Hao


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Date:  25 July 2002
To:    Devine Gem Management Limited

                                     RECEIPT
                                     -------

I hereby confirm that the amount of RMB400,000 is received from your company on 25 July 2002.


[signed]
Recipient: Wang Leilei
(PRC Identification Card Number: 110102197304020437)


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Date:  25 July 2002
To:    Devine Gem Management Limited

                                     RECEIPT
                                     -------

I hereby confirm that the amount of RMB100,000 is received from your company on 25 July 2002.


[signed]
Recipient: Wang Xiuling
(PRC Identification Card Number: 110105630722252)


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